UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: June 30, 2009

SINOCOM PHARMACEUTICAL, INC

 (Exact name of registrant as specified in its charter)

Nevada	000-53213	26-1188540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3, 21/F, Far East Consortium Building 121 Des Voeux Road Central, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-852-2159-7863

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

On June 30, 2009, the firm of Morgenstern, Svoboda & Baer, CPA’s, P.C. (“Morgenstern”), resigned as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2009.   The decision to change accountants was not recommended or approved by the Registrant’s board of directors.

Morgenstern was appointed on April 17, 2009, as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2009, and has not issued any reports regarding the Registrant’s financial statements.  Prior to its appointment as the principal independent accountant to audit the Registrant’s financial statements, Morgenstern was engaged to audit the financial statements of the Registrant’s subsidiary, Rolling Rhine Holdings, Ltd., for fiscal years ended December 31, 2008 and December 31, 2007.  The reports of Morgenstern on the financial statements of the Registrant’s subsidiary, Rolling Rhine Holdings, Ltd.,  did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2008 and 2007,  and the subsequent interim period up to and including the date of resignation of Morgenstern,  there have been no disagreements with Morgenstern on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Morgenstern would have caused them to make reference thereto in their report on the financial statements for such periods.

On June 30, 2009, the Registrant provided a draft copy of this report on Form 8-K to Morgenstern, requesting their comments on the information contained therein.   The responsive letter from Morgenstern is filed as an exhibit to this current report on Form 8K.

(b)

On July 1, 2009, the Registrant engaged the firm of Acquavella, Chiarelli, Shuster, Berkower, & Co, LLP (“Acquavella”), as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2009.

During the fiscal years ended December 31, 2008 and  2007,  and the subsequent interim period prior to the engagement of Acquavella, neither the Registrant nor anyone on its behalf consulted with Acquavella regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage Acquavella was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-K to Acquavella prior to its filing, in order to provide Acquavella with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which Acquavella does not agree with the statements made by the Registrant.   The Registrant did not receive a responsive letter from Acquavella.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from Morgenstern, Svoboda & Baer, CPA’s, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Sinocom Pharmaceutical, Inc (Registrant)

Date: June 30, 2009	/s/ Tuck Wing Pang, Chief Financial Officer

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